Exhibit 10.17


      FORM OF NOTICE OF GRANT OF STOCK APPRECIATION RIGHT (SAR) AWARD

NAME OF EMPLOYEE:

NAME OF PLAN:          2006 ASHLAND INC. INCENTIVE PLAN

NUMBER OF SAR'S:

GRANT PRICE PER SAR:   $ XX.XX

DATE OF SAR GRANT:

EXERCISE SCHEDULE:     50% OR XX ON
                       25% OR XX ON
                       25% OR XX ON

EXPIRATION DATE:

ASHLAND INC ("Ashland") hereby confirms the grant of a Stock Appreciation Right ("SAR") award ("Award") to the above-named Employee ("Employee"). This Award entitles Employee to receive Ashland stock equal to the excess of the fair market value of Ashland Common Stock, par value $0.01 per share ("Common Stock"), as determined by the closing price of the Common Stock as reported on the Composite Tape of the New York Stock Exchange, on the date the SAR is exercised over the grant price of the Common Stock, with an aggregate value equal to the excess of the fair market value of one share of Common Stock over the exercise price specified in such SAR multiplied by the number of SARs of Common Stock covered by such SAR or portion thereof which is so surrendered.

This Award is granted under, and is subject to, all the terms and conditions of the Plan. Copies of the Plan and related Prospectus are available for your review on FirstHand, Ashland's intranet site. If you would prefer to have a hard copy of either of these documents mailed to you, please contact Corporate Human Resources at (859) 357-7996.

PLEASE ACKNOWLEDGE YOUR RECEIPT OF THIS NOTICE OF GRANT, BY SIGNING, DATING AND RETURNING THE ENCLOSED COPY OF THIS NOTICE OF GRANT TO KAREN WILLETT, CORPORATE HUMAN RESOURCES, LA-1N, ON OR BEFORE _____________________, OR THE AWARD WILL BECOME NULL AND VOID.

ASHLAND INC.

By:

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DATE:                                         EMPLOYEE:

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      FORM OF NOTICE OF GRANT OF STOCK APPRECIATION RIGHT (SAR) AWARD

NAME OF EMPLOYEE:

NAME OF PLAN:          2006 Ashland Inc. Incentive Plan

NUMBER OF SAR'S:

GRANT PRICE PER SAR:   $ XX.XX

DATE OF SAR GRANT:

EXERCISE SCHEDULE:     50% OR XX ON
                       25% OR XX ON
                       25% OR XX ON

EXPIRATION DATE:

ASHLAND INC ("Ashland") hereby confirms the grant of a Stock Appreciation Right ("SAR") award ("Award") to the above-named Employee ("Employee"). This Award entitles Employee to receive Ashland stock equal to the excess of the fair market value of Ashland Common Stock, par value $0.01 per share ("Common Stock"), as determined by the closing price of the Common Stock as reported on the Composite Tape of the New York Stock Exchange, on the date the SAR is exercised over the grant price of the Common Stock, with an aggregate value equal to the excess of the fair market value of one share of Common Stock over the exercise price specified in such SAR multiplied by the number of SARs of Common Stock covered by such SAR or portion thereof which is so surrendered. Any Section 16 corporate officer or director (as defined by Section 16 of the Securities Exchange Act of 1934) who acquires Company shares via an exercise of this SAR grant is required to retain a minimum of 50% of the net shares acquired for a minimum period of 12 months or such earlier time as the individual ceases to be a section 16 officer or director of the company as a result of death, resignation, termination or other reason.

This Award is granted under, and is subject to, all the terms and conditions of the Plan. Copies of the Plan and related Prospectus are available for your review on FirstHand, Ashland's intranet site. If you would prefer to have a hard copy of either of these documents mailed to you, please contact Corporate Human Resources at (859) 357-7996.

PLEASE ACKNOWLEDGE YOUR RECEIPT OF THIS NOTICE OF GRANT, BY SIGNING, DATING AND RETURNING THE ENCLOSED COPY OF THIS NOTICE OF GRANT TO KAREN WILLETT, CORPORATE HUMAN RESOURCES, LA-1N, ON OR BEFORE _____________________, OR THE AWARD WILL BECOME NULL AND VOID.

ASHLAND INC.

By:

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DATE:                                         EMPLOYEE:

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